UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2010, Kindred Healthcare, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders at the Company’s office at 680 South Fourth Street, Louisville, Kentucky.

At the annual meeting, the Company’s shareholders voted to elect the following board members to terms expiring at the Company’s 2011 Annual Meeting of Shareholders: Edward L. Kuntz, Joel Ackerman, Ann C. Berzin, Jonathan D. Blum, Dr. Thomas P. Cooper, Paul J. Diaz, Isaac Kaufman, Frederick J. Kleisner, Eddy J. Rogers, Jr. and Phyllis R. Yale.

In addition to electing directors, the Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2010 and did not approve a shareholder proposal from the Firefighters’ Pension System of the City of Kansas City, Missouri, Trust. The shareholder proposal urged the Compensation Committee of the Board of Directors to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until two years following the termination of their employment (through retirement or otherwise), and to report to shareholders regarding the policy before the Company’s 2011 annual meeting of shareholders (the “Shareholder Proposal”).

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes
a. Edward L. Kuntz	34,903,773	728,033	32,100	1,070,394
b. Joel Ackerman	35,060,089	571,725	32,092	1,070,394
c. Ann C. Berzin	35,073,484	558,328	32,094	1,070,394
d. Jonathan D. Blum	35,058,456	573,356	32,094	1,070,394
e. Thomas P. Cooper, M.D.	35,058,662	573,146	32,098	1,070,394
f. Paul J. Diaz	35,059,457	572,349	32,100	1,070,394
g. Isaac Kaufman	35,018,384	613,430	32,092	1,070,394
h. Frederick J. Kleisner	34,568,469	1,063,343	32,094	1,070,394
i. Eddy J. Rogers, Jr.	35,057,656	574,152	32,098	1,070,394
j. Phyllis R. Yale	33,976,448	1,655,384	32,074	1,070,394

2.	Proposal to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal year 2010:

For	Against	Abstain	Broker Non-Votes
36,426,860	269,595	37,845	—

3.	Shareholder Proposal:

For	Against	Abstain	Broker Non-Votes
12,681,310	22,903,056	79,540	1,070,394

Item 8.01.	Other Events.

Incorporated by reference is a press release issued by the Company on May 18, 2010, which is attached hereto as Exhibit 99.1.

Item 9.01.

(d)	Exhibits

Exhibit 99.1	Press release dated May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 19, 2010	By:	/S/ RICHARD A. LECHLEITER
Richard A. Lechleiter
Executive Vice President and Chief Financial Officer